Exhibit 8.1

Exhibit 8.1

This exhibit contains a list of subsidiaries of Barclays PLC and Barclays Bank PLC and their jurisdiction of incorporation. This list is not complete. Any subsidiaries not included in the list would not, in the aggregate, constitute a “significant subsidiary” as defined in Rule 1-02(w) of Regulation S-X as of December 31, 2004

Jurisdiction	Company
United Kingdom	54 Lombard Street Investments Limited
United Kingdom	Abecor (Europe) Limited
United Kingdom	Adam One Limited
United Kingdom	Adam Three Limited
United Kingdom	Adam Two Limited
United Kingdom	Airlease International Management Limited (in liquidation)
United Kingdom	Albert E Sharp Limited
United Kingdom	Allied Provincial P.E.P. (Nominees) Limited
United Kingdom	Allied Trust Limited
United Kingdom	Andromeda Finance (in Liquidation)
United Kingdom	Antlia Shipping LTD Partnership
United Kingdom	Appleyard Finance Holdings Limited
United Kingdom	APS Standby Nominees Limited
United Kingdom	Aquarius Shipping LTD Partnership
United Kingdom	Aquila Shipping LTD Partnership
United Kingdom	Aribage Limited
United Kingdom	Aries Shipping LTD Partnership
United Kingdom	Ashford Great Park (Phase I) Limited
United Kingdom	AUK
United Kingdom	Avontrail Limited (In Liquidation)
United Kingdom	B D & B Investments Limited
United Kingdom	B. Invest Limited
United Kingdom	B.P.B. (Holdings) Limited
United Kingdom	Banestar Limited
United Kingdom	Barafor Limited
United Kingdom	Barclay Assets Limited
United Kingdom	Barclay Leasing Limited
United Kingdom	Barclay Projects Limited
United Kingdom	Barclaycard Funding PLC
United Kingdom	Barclaycard Services Limited (In Liquidation)
United Kingdom	Barclays (CB) Limited
United Kingdom	Barclays (Security Realisation) Limited
United Kingdom	Barclays Administration Services Limited
United Kingdom	Barclays Aerospace Investment Limited
United Kingdom	Barclays Aerospace Investment Management Limited
United Kingdom	Barclays Aldersgate Investments Limited
United Kingdom	Barclays Alma Mater General Partner Limited
United Kingdom	Barclays Amarillo Investments Limited
United Kingdom	Barclays Angel Investments Limited (in liquidation)
United Kingdom	Barclays Asset Finance Limited
United Kingdom	Barclays Asset Management Limited (in Liquidation)
United Kingdom	Barclays Asset Management Services Limited
United Kingdom	Barclays B2B.com Limited
United Kingdom	Barclays Bank (London and International) Limited (in liquidation)
United Kingdom	Barclays Bank International Investments Holdings Limited
United Kingdom	Barclays Bank PLC
United Kingdom	Barclays Bank Trust Company Limited
United Kingdom	Barclays Barbican Investments (in liquidation)
United Kingdom	Barclays Beaumont Investments Limited
United Kingdom	Barclays Business Credit Limited

Jurisdiction	Company
United Kingdom	Barclays Call Centre Services Limited (In Liquidation)
United Kingdom	Barclays Capital AMS (No.1) Limited
United Kingdom	Barclays Capital AMS (No.2) Limited
United Kingdom	Barclays Capital Finance Limited
United Kingdom	Barclays Capital Futures Limited
United Kingdom	Barclays Capital Futures Trading Limited
United Kingdom	Barclays Capital Leasing (No.165) Limited
United Kingdom	Barclays Capital Leasing (No.166) Limited
United Kingdom	Barclays Capital Margin Financing Limited
United Kingdom	Barclays Capital Nominees (No.2) Limited
United Kingdom	Barclays Capital Nominees (No.3) Limited
United Kingdom	Barclays Capital Nominees Limited
United Kingdom	Barclays Capital Overseas Limited
United Kingdom	Barclays Capital Pensions Limited
United Kingdom	Barclays Capital Principal Investments Limited
United Kingdom	Barclays Capital Projects Limited
United Kingdom	Barclays Capital Securities Limited
United Kingdom	Barclays Capital Services Limited
United Kingdom	Barclays Capital Worldwide Holdings Limited
United Kingdom	Barclays Carina Investments Limited
United Kingdom	Barclays Client Credit Limited
United Kingdom	Barclays Commercial Services (Holdings) Limited
United Kingdom	Barclays Commercial Services Limited
United Kingdom	Barclays Converted Investments Limited
United Kingdom	Barclays Darnay Euro Investments Limited
United Kingdom	Barclays Directors Limited
United Kingdom	Barclays Dorado Investments Limited
United Kingdom	Barclays E.B.S. Limited
United Kingdom	Barclays E.B.S. Managers Limited
United Kingdom	Barclays Equity Investments (BB&T) Company (in liquidation)
United Kingdom	Barclays European Infrastructure Limited
United Kingdom	Barclays Executive Schemes Trustees Limited
United Kingdom	Barclays Export and Finance Company Limited
United Kingdom	Barclays Export Services Limited
United Kingdom	Barclays Factoring Limited
United Kingdom	Barclays Finance Europe Limited
United Kingdom	Barclays Financial Management Limited
United Kingdom	Barclays Financial Planning Limited
United Kingdom	Barclays Financial Planning Nominee Company Limited
United Kingdom	Barclays Financial Services Limited
United Kingdom	Barclays Funds Limited
United Kingdom	Barclays Gift Plans Limited (In Liquidation)
United Kingdom	Barclays Global Investors Asset Risk Management Limited
United Kingdom	Barclays Global Investors Limited
United Kingdom	Barclays Global Investors Pensions Management Limited
United Kingdom	Barclays Global Investors Services Limited
United Kingdom	Barclays Global Investors UK Holdings Limited
United Kingdom	Barclays Group Holdings Limited
United Kingdom	Barclays Homemove Limited
United Kingdom	Barclays Industrial Development Limited
United Kingdom	Barclays Industrial Finance Limited
United Kingdom	Barclays Industrial Investments Limited
United Kingdom	Barclays Industrial Leasing Limited
United Kingdom	Barclays Infrastructure Limited
United Kingdom	Barclays Insurance Services Company Limited
United Kingdom	Barclays Investment (1992) Limited

Jurisdiction	Company
United Kingdom	Barclays Investment Management Limited
United Kingdom	Barclays Invoice Discounting Limited
United Kingdom	Barclays Leasing (No. 3) Limited
United Kingdom	Barclays Leasing (No. 6) Limited
United Kingdom	Barclays Leasing (No. 9) Limited
United Kingdom	Barclays Leasing (No.12) Limited
United Kingdom	Barclays Leasing (No.15) Limited
United Kingdom	Barclays Leasing (No.18) Limited
United Kingdom	Barclays Leasing (No.21) Limited
United Kingdom	Barclays Leasing (No.24) Limited
United Kingdom	Barclays Life Assurance Company Limited
United Kingdom	Barclays Mercantile Business Finance Limited
United Kingdom	Barclays Mercantile Highland Finance Limited
United Kingdom	Barclays Mercantile Limited
United Kingdom	Barclays Merchant Services Limited (In Liquidation)
United Kingdom	Barclays Metals (Investments) Limited
United Kingdom	Barclays Metals Limited
United Kingdom	Barclays Nominees (Aldermanbury) Limited
United Kingdom	Barclays Nominees (BGSS) Limited
United Kingdom	Barclays Nominees (Branches) Limited
United Kingdom	Barclays Nominees (Depository Services) Limited
United Kingdom	Barclays Nominees (George Yard) Limited
United Kingdom	Barclays Nominees (K.W.S.) Limited
United Kingdom	Barclays Nominees (Monument) Limited
United Kingdom	Barclays Nominees (Provincial) Limited
United Kingdom	Barclays Nominees (United Nations For UNJSPF) Limited
United Kingdom	Barclays Nominees Limited
United Kingdom	Barclays Overseas Pension Funds Trustees Limited
United Kingdom	Barclays Pension Funds Trustees Limited
United Kingdom	Barclays Physical Trading Limited
United Kingdom	Barclays PLC
United Kingdom	Barclays Private Bank Limited
United Kingdom	Barclays Private Banking Services Limited
United Kingdom	Barclays Private Equity Limited
United Kingdom	Barclays Private Trust Limited
United Kingdom	Barclays Programme Management Limited
United Kingdom	Barclays Programme Rentals Limited
United Kingdom	Barclays Property Holdings Limited
United Kingdom	Barclays PVLP Partner Limited
United Kingdom	Barclays Quest Trustees Limited
United Kingdom	Barclays RVCF Investments Limited
United Kingdom	Barclays Safe Deposit Centres Limited
United Kingdom	Barclays SAMS Limited
United Kingdom	Barclays Scotland Limited
United Kingdom	Barclays Services (Japan) Limited
United Kingdom	Barclays Sharedealing
United Kingdom	Barclays Special Partner Limited
United Kingdom	Barclays Sponsorship Company Limited
United Kingdom	Barclays Stockbrokers (Holdings) Limited
United Kingdom	Barclays Stockbrokers (Nominees) Limited
United Kingdom	Barclays Stockbrokers Limited
United Kingdom	Barclays Structured Finance Limited
United Kingdom	Barclays Systems Finance Limited
United Kingdom	Barclays Technology Finance Limited
United Kingdom	Barclays Trade-Finance Limited (In liquidation)
United Kingdom	Barclays Unicorn (Gift Plans) Limited

Jurisdiction	Company
United Kingdom	Barclays Unicorn (Trustees) Limited (In Liquidation)
United Kingdom	Barclays Unicorn Limited
United Kingdom	Barclays Unit Trust Services Limited
United Kingdom	Barclays Unquoted Investments Limited
United Kingdom	Barclays Unquoted Property Investments Limited
United Kingdom	Barclays Vehicle Management Services Limited
United Kingdom	Barclays Venture Nominees Limited
United Kingdom	Barclayshare Nominees Limited
United Kingdom	Barcosec Limited
United Kingdom	Bardco Property Investments Limited
United Kingdom	Barfranc Limited
United Kingdom	Barley Investments Limited
United Kingdom	Barley Showhomes Limited
United Kingdom	Barmac (Construction) Limited
United Kingdom	Barometers Limited
United Kingdom	Barsec Nominees Limited
United Kingdom	Barshelfco (BM No.1) Limited
United Kingdom	Barshelfco (BM No.2) Limited
United Kingdom	Barshelfco (No.1) PLC (in liquidation)
United Kingdom	Barshelfco (No.2) PLC (in liquidation)
United Kingdom	Barshelfco (No.61) Limited
United Kingdom	Barshelfco (TR No.3) Limited
United Kingdom	BEIF Management Limited
United Kingdom	Bevan Nominees Limited
United Kingdom	Bexco Limited
United Kingdom	BGI Investment Management Limited (in Liquidation)
United Kingdom	BLAC Limited
United Kingdom	BLAF (No. 2) Limited
United Kingdom	BLAF (No. 3) Limited
United Kingdom	BLAF (No. 4) Limited
United Kingdom	BLAF (No. 5) Limited
United Kingdom	BLAF (No. 7) Limited
United Kingdom	BLAF (No. 8) Limited
United Kingdom	BLAF (No. 9) Limited
United Kingdom	BLAF (No.10) Limited
United Kingdom	BLAF (No.11) Limited
United Kingdom	BLAF (No.18) Limited
United Kingdom	BM Dormant (No.5) Limited
United Kingdom	BM Dormant (No.6) Limited
United Kingdom	BMBF (Bluewater Investments) Limited
United Kingdom	BMBF (No. 3) Limited
United Kingdom	BMBF (No. 6) Limited
United Kingdom	BMBF (No. 9) Limited
United Kingdom	BMBF (No.12) Limited
United Kingdom	BMBF (No.15) Limited
United Kingdom	BMBF (No.18) Limited
United Kingdom	BMBF (No.21) Limited
United Kingdom	BMBF (No.24) Limited
United Kingdom	BMBF (No.30) Limited
United Kingdom	BMBF USD NO1 Limited
United Kingdom	BMI (No. 3) Limited
United Kingdom	BMI (No. 6) Limited
United Kingdom	BMI (No. 9) Limited
United Kingdom	BMI (No.18) Limited
United Kingdom	BMI Marine Limited
United Kingdom	BPE General Partner Limited

Jurisdiction	Company
United Kingdom	BPH Developments Limited
United Kingdom	BPH Investments Limited
United Kingdom	BUKIF Management Limited
United Kingdom	Byrom House Nominees Limited
United Kingdom	Camalot Cars Limited
United Kingdom	Capel Cure Sharp Fund Managers Limited
United Kingdom	Capel Cure Sharp Limited
United Kingdom	Capel-Cure Myers Financial Services Limited
United Kingdom	Capel-Cure Myers Nominees Limited
United Kingdom	Capel-Cure Myers Unit Trust Management (PEP Nominees) Limited
United Kingdom	Carnegie Financial Services Limited
United Kingdom	Carnegie Holdings Limited
United Kingdom	Carnegie SPV Limited
United Kingdom	Cassiopeia Finance Limited (in Liquidation)
United Kingdom	Chinnock Capital PLC
United Kingdom	City Merchant Developers Limited
United Kingdom	Claas Valtra Finance Limited
United Kingdom	Clearlybusiness.com Limited
United Kingdom	Clink Street Nominees Limited
United Kingdom	Clydesdale Finance Limited
United Kingdom	Clydesdale Financial Services Limited
United Kingdom	CMD Property Developments Limited (In Liquidation)
United Kingdom	CMD Property Group Limited (In Liquidation)
United Kingdom	Commensus Limited
United Kingdom	Commercial Property Corporation Limited
United Kingdom	Computer Equipment Rentals Limited
United Kingdom	Corrida Investments Limited
United Kingdom	Cosever Shipping Limited Partnership
United Kingdom	Cosfair Shipping Limited Partnership
United Kingdom	Cosluck Shipping Limited Partnership
United Kingdom	Costar Shipping Limited Partnership
United Kingdom	D C & O Investments Limited
United Kingdom	David McLean Showhomes Limited
United Kingdom	Debt Recovery Agents Limited
United Kingdom	Durlacher Nominees Limited
United Kingdom	E-Crossnet Limited
United Kingdom	Eagle Financial and Leasing Services (UK) Limited
United Kingdom	Eagle Leasing and Chartering Limited (In Liquidation)
United Kingdom	East Port Investments Limited
United Kingdom	Ebbgate Holdings Limited
United Kingdom	Ebbgate Investments Limited
United Kingdom	Edotech Limited
United Kingdom	Electric Investments Limited
United Kingdom	European Management Consultancy Services Limited (In Liquidation)
United Kingdom	Exshelfco (BGS) Limited
United Kingdom	Exshelfco (BIBI) Limited
United Kingdom	Exshelfco (DZBC)
United Kingdom	Figurefile Limited
United Kingdom	Finpart Nominees Limited
United Kingdom	FIRSTPLUS Financial Group PLC
United Kingdom	FIRSTPLUS Management Services Limited
United Kingdom	FIRSTPLUS Services Limited
United Kingdom	Fitzroy Finance Limited
United Kingdom	Fleetway House Construction Management Limited
United Kingdom	Fleetway House Limited
United Kingdom	Foltus Investments Limited

Jurisdiction	Company
United Kingdom	Forest Road Investments Limited
United Kingdom	FP Mortgage Loans No.1 Limited
United Kingdom	Freesave Limited
United Kingdom	Frobisher Funding Limited
United Kingdom	Gerrard (OMH) Limited
United Kingdom	Gerrard Direct Limited
United Kingdom	Gerrard Financial Planning Services Limited
United Kingdom	Gerrard Financial Services Limited
United Kingdom	Gerrard Group Financial Services Limited
United Kingdom	Gerrard Limited
United Kingdom	Gerrard Management Services Limited
United Kingdom	Gerrard Nominees Limited
United Kingdom	Gerrard Vivian Gray Limited
United Kingdom	GHL Mortgage Originations Limited
United Kingdom	GHL Mortgage Services Limited
United Kingdom	GHL Payment Transmission Limited
United Kingdom	GHL Services Limited
United Kingdom	GHL Technology Limited Partnership
United Kingdom	Global Home Loans Limited
United Kingdom	Globe Nominees Limited
United Kingdom	Glowsound Limited (In Liquidation)
United Kingdom	Glustage Investments Limited (In Liquidation)
United Kingdom	GM Computers Limited
United Kingdom	Gorton Nominees Limited
United Kingdom	Gracechurch Mortgage Finance (No.4) Limited
United Kingdom	Gracechurch Mortgage Finance (No.5) Limited
United Kingdom	Gracechurch Trust Company Limited
United Kingdom	Greig Middleton & Co. Limited
United Kingdom	Greig Middleton Financial Services Limited
United Kingdom	Greig Middleton Holdings Limited
United Kingdom	Greig Middleton Nominees Limited
United Kingdom	Grenville Funding Limited
United Kingdom	Gresham Insurance Company Limited
United Kingdom	GS Collections Limited
United Kingdom	GS Commercial Limited
United Kingdom	H.P.C. Trustees Limited (In Liquidation)
United Kingdom	Halogic (GP) Limited (In Liquidation)
United Kingdom	Halogic Limited
United Kingdom	Hawkins Funding Limited
United Kingdom	Hechshire Limited
United Kingdom	Heraldglen Limited
United Kingdom	Heseltine Nominees Limited
United Kingdom	Highland (Machinery) Limited
United Kingdom	Hoardburst Limited
United Kingdom	ICCH Limited
United Kingdom	Ideal Bank Limited, The (In liquidation)
United Kingdom	Igloo Limited
United Kingdom	IMD Developments Limited
United Kingdom	IMD International Limited
United Kingdom	IMD Investments Limited
United Kingdom	IMD Securities Limited
United Kingdom	IMD Trading Limited
United Kingdom	iMoney Limited (In Liquidation)
United Kingdom	Imry (Leicester) Limited
United Kingdom	Imry Group Limited
United Kingdom	Imry Holdings Limited

Jurisdiction	Company
United Kingdom	Imry Investments Limited (In Liquidation)
United Kingdom	Imry Properties Developments Limited
United Kingdom	Imry Property Holdings Limited
United Kingdom	Indigosquare Limited
United Kingdom	Infrastructure Investors Limited
United Kingdom	Intelligent Processing Solutions Limited
United Kingdom	Investors In Infrastructure Limited
United Kingdom	iShares Limited
United Kingdom	J.V. Construction Limited
United Kingdom	J.V. Estates Limited
United Kingdom	Keepier Investments
United Kingdom	L.H. Home Services (Ebbgate) Limited
United Kingdom	Laycable Shipping Limited Partnership
United Kingdom	Laypipeline Shipping Limited Partnership
United Kingdom	Ledgerstyle Limited (In Liquidation)
United Kingdom	Lethill Limited (In Liquidation)
United Kingdom	Limbomono Limited
United Kingdom	Limebank Property Company Limited
United Kingdom	Linde Financial Services Limited
United Kingdom	Lindley Developments Limited
United Kingdom	Littlewoods Personal Finance Limited
United Kingdom	Lombard Street Nominees Limited
United Kingdom	Macdet Investments Limited (In Liquidation)
United Kingdom	Marlborough Property Investments Limited (In Liquidation)
United Kingdom	Martins Bank Limited
United Kingdom	Martins Investments Limited
United Kingdom	Mayfair & City Holdings Limited (In Liquidation)
United Kingdom	MCC Leasing (No. 3) Limited
United Kingdom	MCC Leasing (No. 6) Limited
United Kingdom	MCC Leasing (No.12) Limited
United Kingdom	MCC Leasing (No.15) Limited
United Kingdom	MCC Leasing (No.21) Limited
United Kingdom	MCC Leasing (No.24) Limited
United Kingdom	Mega Properties Limited (In Liquidation)
United Kingdom	Menlo Investments Limited
United Kingdom	Mercantile Credit Company Limited
United Kingdom	Mercantile Industrial Leasing Limited
United Kingdom	Mercantile Leasing Administration Limited
United Kingdom	Mercantile Leasing Company (No. 3) Limited (in liquidation)
United Kingdom	Mercantile Leasing Company (No. 15) Limited
United Kingdom	Mercantile Leasing Company (No. 24) Limited
United Kingdom	Mercantile Leasing Company (No. 60) Limited
United Kingdom	Mercantile Leasing Company (No. 72) Limited
United Kingdom	Mercantile Leasing Company (No. 81) Limited
United Kingdom	Mercantile Leasing Company (No. 84) Limited
United Kingdom	Mercantile Leasing Company (No. 93) Limited
United Kingdom	Mercantile Leasing Company (No. 96) Limited
United Kingdom	Mercantile Leasing Company (No. 99) Limited
United Kingdom	Mercantile Leasing Company (No.102) Limited (in liquidation)
United Kingdom	Mercantile Leasing Company (No.105) Limited
United Kingdom	Mercantile Leasing Company (No.108) Limited
United Kingdom	Mercantile Leasing Company (No.111) Limited (in liquidation)
United Kingdom	Mercantile Leasing Company (No.117) Limited
United Kingdom	Mercantile Leasing Company (No.123) Limited (in liquidation)
United Kingdom	Mercantile Leasing Company (No.126) Limited (in liquidation)
United Kingdom	Mercantile Leasing Company (No.129) Limited

Jurisdiction	Company
United Kingdom	Mercantile Leasing Company (No.132) Limited
United Kingdom	Mercantile Leasing Company (No.135) Limited
United Kingdom	Mercantile Leasing Company (No.138) Limited
United Kingdom	Mercantile Leasing Company (No.141) Limited
United Kingdom	Mercantile Leasing Company (No.144) Limited
United Kingdom	Mercantile Leasing Company (No.147) Limited
United Kingdom	Mercantile Leasing Company (No.150) Limited
United Kingdom	Mercantile Leasing Company (No.153) Limited
United Kingdom	Mercers Debt Collections Limited
United Kingdom	Mervest (Chislehurst) Limited
United Kingdom	Mervest (Maidenhead) Limited
United Kingdom	Mervest (Sloane) Limited
United Kingdom	Metropolitan House Trustees Limited
United Kingdom	Morris Showhomes Limited
United Kingdom	Motability Finance Limited
United Kingdom	Muleta Investments Limited
United Kingdom	Murray House Investment Management Limited
United Kingdom	Murray House Investments Limited
United Kingdom	Myers Grove Investments Limited
United Kingdom	New Holland Finance Limited
United Kingdom	North Audley Street Developments Limited
United Kingdom	North Colonnade Investments Limited
United Kingdom	NuDelta Company Limited
United Kingdom	Odysseus (Martins) Investments Limited
United Kingdom	P.F. Cars Limited (In Liquidation)
United Kingdom	Parc Limited
United Kingdom	PE Nominees Limited
United Kingdom	Pisces Nominees Limited
United Kingdom	Plumbline Properties Limited
United Kingdom	Precis (338) Limited (In Liquidation)
United Kingdom	R.C. Greig Nominees Limited
United Kingdom	Redkeep Limited
United Kingdom	Registration Services Limited
United Kingdom	Regmore Homes Limited
United Kingdom	Rootbourne Limited
United Kingdom	Royal Mint Court Investments Limited
United Kingdom	S.F.E. Leasing Company Limited
United Kingdom	S.T.& H.Nominees Limited
United Kingdom	Scotlife Home Loans (No.3) Limited
United Kingdom	Securitas Cash Management Limited
United Kingdom	Sedgwick Independent Financial Consultants Limited
United Kingdom	Sharelink Nominees Limited
United Kingdom	Shipdiams Investments Limited
United Kingdom	Shooters Grove Holdings Limited
United Kingdom	Shopsmart Digital Limited
United Kingdom	ShopSmart Limited
United Kingdom	Showhouses (Ebbgate) Limited
United Kingdom	Sixtus Funding Limited
United Kingdom	Stepconcept Property Management Limited (In liquidation)
United Kingdom	Surety Trust Limited
United Kingdom	Swan Lane Investments Limited
United Kingdom	Swan Nominees Limited
United Kingdom	Sycamore Shipping Limited Partnership
United Kingdom	Telecom Exchange Rentals Limited
United Kingdom	Tercio Investments Limited
United Kingdom	Thirty Three Nominees Company Limited (In liquidation)

Jurisdiction	Company
United Kingdom	Torero Investment Holdings Limited
United Kingdom	Town & Country Homebuilders Limited
United Kingdom	Town & Country Property Services Limited
United Kingdom	Townregal Limited (In Liquidation)
United Kingdom	Tradewise Services International Limited
United Kingdom	Transpay Limited
United Kingdom	Triumph Collections Limited
United Kingdom	Twenty-Nine Gracechurch Street Nominees Limited
United Kingdom	Ulysses Finance
United Kingdom	Unit Trust Nominees Limited
United Kingdom	United Coach Leasing Limited
United Kingdom	Venturi Investment Management Limited
United Kingdom	Vivian Gray Nominees Limited
United Kingdom	W.D. Pension Fund Limited
United Kingdom	Wedd Durlacher International Limited
United Kingdom	Wedd Jefferson (Nominees) Limited
United Kingdom	Wenlock Capital 1 Limited
United Kingdom	Wenlock Capital 2 Limited
United Kingdom	Wenlock Capital 3 Limited
United Kingdom	West Central Estate & Property Co. Limited
United Kingdom	West Quay Shopping Centre Limited
United Kingdom	West Wickham Properties Limited
United Kingdom	Westferry Investments Limited
United Kingdom	Whitehome Limited
United Kingdom	Woolwich (Europe) Limited
United Kingdom	Woolwich (Guernsey) Limited
United Kingdom	Woolwich Assured Homes Limited
United Kingdom	Woolwich Contracts Limited
United Kingdom	Woolwich Countryside Limited
United Kingdom	Woolwich Financial Services Limited
United Kingdom	Woolwich Group Funding plc
United Kingdom	Woolwich Homes (1987) Limited
United Kingdom	Woolwich Homes Limited
United Kingdom	Woolwich Insurance Services Limited
United Kingdom	Woolwich Mortgage Services Limited
United Kingdom	Woolwich Pension Fund Trust Company Limited
United Kingdom	Woolwich Personal Finance Limited
United Kingdom	Woolwich Plan Managers Limited
United Kingdom	Woolwich plc
United Kingdom	Woolwich Property Services (1996) Limited
United Kingdom	Woolwich Qualifying Employee Share Ownership Trustee Limited
United Kingdom	Woolwich Surveying Services Limited
United Kingdom	Woolwich Surveying Services Property Management Limited
United Kingdom	Woolwich Telecoms Limited
United Kingdom	Woolwich Unit Trust Managers Limited
United Kingdom	Wysteria Euro Investments Limited
United Kingdom	Xansa Barclaycard Partnership Limited
United Kingdom	Youatwork Limited
United Kingdom	Zanton Service Company
United Kingdom	Zeban Nominees Limited
Netherlands Antilles	Barclays International Leasing NV
Argentina	Barclays Rio de la Plata SA (Rep Office)
Australia	Barclays Australia International Finance Limited (in liquidation)
Australia	Barclays Global Investors Australia Holdings Pty Limited
Australia	Barclays Global Investors Australia Limited
Australia	Barclays Global Investors Australia Services Limited

Jurisdiction	Company
Australia	Barclays Services Pty Limited
Australia	Barrep Pty Limited
Barbados	FirstCaribbean International Bank (Barbados) Limited
Barbados	FirstCaribbean International Bank (Offshore) Limited
Barbados	FirstCaribbean International Bank Limited
Barbados	FirstCaribbean International Finance Corporation (Barbados) Limited
Barbados	FirstCaribbean International Land Holdings (Barbados) Limited
Barbados	FirstCaribbean International Trust and Merchant Bank (Barbados) Limited
Bermuda	Barclays Capital Asia Pacific Limited
Bermuda	Barclays International Leasing (Bermuda) Limited
Brazil	Banco Barclays SA
Brazil	Barclays Brasil Ltda
Brazil	BBSA Servicos e Participacoes Limitada
Brazil	Golden Companhia Securitizadora de Creditos Financeiros
The Bahamas	BBSA (Bahamas) Limited
The Bahamas	FirstCaribbean International (Bahamas) Nominees Company Limited
The Bahamas	FirstCaribbean International Bank (Bahamas) Limited
The Bahamas	FirstCaribbean International Finance Corporation (Bahamas) Limited
Botswana	Barclays Bank of Botswana Limited
Botswana	Barclays Botswana Nominees (Pty) Limited
Botswana	Barclays House (Pty) Limited
Botswana	Barclays Insurance Services (Pty) Limited
Canada	Barclays Corporation Limited
Canada	Barclays Global Investors Canada Limited
Canada	Barclays Global Investors Holdings Canada Limited
Canada	Barclays Global Investors Services Canada Limited
Switzerland	Barclays Bank (Suisse) S.A.
Switzerland	Barclays Leasing AG
Switzerland	Barclaytrust (Suisse) SA
Switzerland	BPB Holdings SA
Chile	Asesorias e Inversiones Barclays (Chile) Limiteda (Rep Office)
Germany	Barclays Industrie Bank GmbH
Germany	Barclays Industrie Leasing GmbH
Germany	Barclays Private Equity Gmbh
Germany	Barclays Private Equity Verwaltungs GmbH
Germany	Barclays Technology Finance GmbH
Germany	Barclays Verwaltungs GmbH
Germany	FRESIMO Grundstuecksverwaltungs GmbH
Germany	GVJ Grundstuecksverwaltung Jaegerstrasse 4 GmbH
Germany	Jaegerstrasse 4 Geselleschaft buergerlichen Rechts
Germany	Salvete Financial Services GmbH (In Liquidation)
Germany	Salvete Immobilien Beteiligungs GmbH
Germany	ShopSmart AG (In Liquidation)
Egypt	Cairo Barclays Bank SAE
Spain	Antilia Gestion Inmobiliaria SA
Spain	Antilia Promociones Inmobiliarias SA
Spain	Asiris SA Correduria de Seguros
Spain	Auxiliar de Banca y Finanzas AIE
Spain	Banzano Group Factoring SA Establecimiento Financiero de Credito
Spain	Banzarenting SA
Spain	Barclays Bank SA
Spain	Barclays Correduria de Seguros SA
Spain	Barclays Fondos, SGIIC, SA
Spain	Barclays Mercantile Espana S.A. (In Liquidation)
Spain	Barclays Vida y Pensiones Compania de Seguros, SA

Jurisdiction	Company
Spain	BZ Grupo Banco Zaragozano Sociedad de Agencia de Seguros SA
Spain	BZ Pensiones SA Sociedad Gestora de Fondos de Pensiones
Spain	Carthiconsa SA
Spain	Gesbanzano SA (In liquidation)
Spain	Inmuebles y Servicios Banzano SA
Spain	ISB CANARIAS SA
Spain	Naviera Arrecife Acrupacion de Interes Economico
Spain	Naviera del Hierro Agrupacion de Interes Economico
Spain	Prosegur Seguridad SA
Spain	Ruval SA
Spain	Saracosta SA
Spain	Zaragozano Vida Y Pensiones SA De Seguros Y Reaseguros
France	Barclays Asset Management France SA (BAMF)
France	Barclays Bail SA
France	Barclays Capital France SA
France	Barclays Finance S.C.S.
France	Barclays Financements Immobiliers SA (BARFIMMO)
France	Barclays France SA
France	Barclays Private Equity France SA
France	Barclays Programme Management SA
France	Barclays Vie S.A.
France	Capvent
France	GIE Indus Two
France	GIE Lara
France	GIE Merriwa
France	GIE PKAC
France	GIE Red Fern
France	Laffitte Patrimoine SA
France	NHF S.A.
France	Partvent
France	Roche Beranger SA (SERRB)
France	S.C.I. des Garages du 21 Rue Laffitte
France	ShopSmart S.A. (In Liquidation)
France	Societe Civile Immobiliere Barclays Immo Hexagone
France	Societe Civile Immobiliere Barclays Immo Hexagone II
France	Societe Francaise de Gestion et de Construction (SFGC)
Guernsey	Barclays Global Investors Guernsey Limited
Guernsey	Barclays Insurance Guernsey PCC Limited
Guernsey	Barclays Nominees (Guernsey) Limited
Guernsey	Barclaytrust International (Guernsey) Limited
Guernsey	Gerrard International Limited (In Liquidation)
Guernsey	Middle East Capital Group Limited
Guernsey	S.E. Investments Limited
Isle of Man	Barclays Holdings (Isle of Man) Limited
Isle of Man	Barclays Investment Bonds (Isle of Man) Limited
Isle of Man	Barclays Nominees (Manx) Limited
Isle of Man	Barclays Private Bank & Trust (Isle of Man) Limited
Isle of Man	Barclays Private Clients International Limited
Isle of Man	Barclaytrust (Nominees) Isle of Man Limited
Isle of Man	Barclaytrust International Nominees (Isle of Man) Limited
Jersey	Aix Investment Company Limited
Jersey	Barclays Asia Holdings Limited (In Liquidation)
Jersey	Barclays Belcroute Investments (Jersey) Limited
Jersey	Barclays Capital (Jersey) Limited
Jersey	Barclays Corbiere Investments (Jersey) Limited
Jersey	Barclays Fund Managers Limited

Jurisdiction	Company
Jersey	Barclays Funding (Jersey) Limited
Jersey	Barclays Global Investors Jersey Limited
Jersey	Barclays International Fund Managers Limited
Jersey	Barclays International Funds Group Limited
Jersey	Barclays Nominees (Jersey) Limited
Jersey	Barclays Private Bank & Trust Limited
Jersey	Barclays Services Jersey Limited
Jersey	Barclays Sirius Investments (Jersey) Limited (in liquidation)
Jersey	Barclays Titan Investments (Jersey) Limited
Jersey	Barclays Venus Investments (Jersey) Limited
Jersey	Barclaytrust Channel Islands Limited
Jersey	Barclaytrust International (Jersey) Limited
Jersey	Barclaytrust Jersey Limited
Jersey	BIS Jersey Limited
Jersey	BPB Asia Limited
Jersey	Brise de Mer Apartments Limited
Jersey	Carnegie SPV (Jersey) Limited
Jersey	Double Eagle Limited
Jersey	Verdala (Clos de la Rocque) Limited
Ghana	Barclays Bank of Ghana Limited
Ghana	Barclays Bank of Ghana Nominees Limited
Gibraltar	Barclays Bank Offshore Financial Services (Gibraltar) Limited
Gibraltar	Barclays Gibraltar Nominees Company Limited
Gibraltar	Barclaytrust International Nominees (Gibraltar) Limited
Gibraltar	Parkgate Holdings Limited
Greece	Barclays Mutual Fund Management Company (In Liquidation)
Hong Kong	Barclays Asia Limited
Hong Kong	Barclays Bank (Hong Kong Nominees) Limited
Hong Kong	Barclays Capital Asia Limited
Hong Kong	Barclays Capital Asia Nominees Limited
Hong Kong	Barclays Capital Futures Hong Kong Limited
Hong Kong	Barclays Capital Securities Asia Limited
Hong Kong	Barclays Corporation N Z Limited
Hong Kong	Barclays Finance Holdings (Asia) Limited
Hong Kong	Barclays Global Investors North Asia Limited
Hong Kong	Barclaytrust Nominees (Hong Kong) Limited
Ireland	Barclaycard (Ireland) Limited
Ireland	Barclaycard Irish Properties Limited
Ireland	Barclays Assurance (Dublin) Limited
Ireland	Barclays Global Investors Ireland Limited
Ireland	Barclays Insurance (Dublin) Limited
Ireland	Barclays International Financial Services (Ireland) Limited
Ireland	Barclays Ireland Nominees Limited
Ireland	Barclays Management Services (Ireland) Limited
Ireland	Barclays Reinsurance Dublin Limited
Ireland	Barclays Reinsurance Ireland (No.1) Limited
Ireland	Barclays Reinsurance Ireland (No.2) Limited
Ireland	Barclays Services (Dublin) Limited
Ireland	Harleigh Limited (In Liquidation)
Ireland	Highland Finance Ireland Limited
Italy	Barclays Financial Services Italia S.p.A.
Italy	Barclays Private Equity S.p.A.
Italy	Gabetti Holding SpA
Jamaica	FirstCaribbean International Bank (Jamaica) Limited
Jamaica	FirstCaribbean International Building Society
Jamaica	FirstCaribbean International Securities Limited

Jurisdiction	Company
Japan	Barclays Global Investors Japan Investment Trust Company Limited
Japan	Barclays Global Investors Japan Limited
Japan	Barclays Global Investors Japan Trust and Banking Co. Limited
Kenya	Barclays (Kenya) Nominees Limited
Kenya	Barclays Advisory and Registrar Services Limited
Kenya	Barclays Bank of Kenya Limited
Kenya	Barclays Mercantile Limited
Kenya	Barclays Mortgages Limited
Kenya	Barclays Securities Services (Kenya) Ltd
Cayman Islands	Antlia Investments Limited
Cayman Islands	Barclays Capital (Cayman) Limited
Cayman Islands	Barclays Capital Japan Holdings Limited
Cayman Islands	Barclays Capital Japan Limited
Cayman Islands	Barclays Libra Limited
Cayman Islands	Barclays Private Bank & Trust (Cayman) Limited
Cayman Islands	Barclays Thames Limited
Cayman Islands	Belgravia Securities Investments Limited
Cayman Islands	Bronco (Barclays Cayman) Limited
Cayman Islands	Demeter (Cayman) Limited
Cayman Islands	Draco Investments (London) Limited
Cayman Islands	Eagle Financial & Leasing Services Limited
Cayman Islands	Eagle Holdings Ltd
Cayman Islands	Eagle Management Services Limited
Cayman Islands	FirstCaribbean International (Cayman) Nominees Company Limited
Cayman Islands	FirstCaribbean International Bank (Cayman) Limited
Cayman Islands	FirstCaribbean International Finance Corporation (Cayman) Limited
Cayman Islands	FirstCaribbean International Finance Corporation (Netherlands Antilles) Limited
Cayman Islands	Gallen Investments Limited
Cayman Islands	Golden Eagle Holdings Limited
Cayman Islands	Grey Lynn Investments Limited
Cayman Islands	Grus Investments Limited
Cayman Islands	Heliodor Investments Limited
Cayman Islands	Indair Leasing (Cayman) Limited
Cayman Islands	Loxley Investments Limited
Cayman Islands	Meadowbank Investments Limited
Cayman Islands	Mintaka Investments No 1 Limited
Cayman Islands	Mintaka Investments No 4 Limited
Cayman Islands	Mintaka Investments No. 3 Limited
Cayman Islands	Parnell Investment Holdings Limited
Cayman Islands	Pyrus Investments Limited
Cayman Islands	Reynolds Funding Limited
Cayman Islands	St James Fleet Investments Two Limited
St Lucia	FirstCaribbean International Finance Corporation (Leeward & Windward) Limited
Liechtenstein	BPB Trust AG
Liberia	Aigle Trustees SA
Liberia	BMI (Shipping) Limited
Liberia	Perpetual Nominees S.A.
Luxembourg	Barclays European Investments Holdings S.A.
Luxembourg	Barclays International Independent Financial Advisory Services
Monaco	Barclays Investment Services S.A.M. (in liquidation)
Monaco	Barclays Private Asset Management (Monaco) SAM
Monaco	Societe Civile Immobiliere 31 Avenue de la Costa
Malta	Barclays International Investments (Malta) Limited
Mauritius	Barclays Leasing Company Limited

Jurisdiction	Company
Malaysia	BZW Capital (Malaysia) Sdn Bhd (In Liquidation)
Nigeria	Barclays Bank Group Representatives Office (Nigeria) Limited
Netherlands	Barclays Capital Investments B.V.
Netherlands	Barclays Crossharbour Investments B.V.
Netherlands	Barclays Delta Investments BV
Netherlands	Barclays Finance & Leasing BV
Netherlands	Barclays Overseas Capital Corporation B.V.
Netherlands	Barclays Overseas Investment Company B.V.
Netherlands	Darnay BV
Netherlands	New Spring Enterprises BV
Netherlands	Romintco Investments BV
New Zealand	Barclays Finance New Zealand Limited
New Zealand	Barclays New Zealand Limited
Philippines	Barclays Capital Securities Philippines, Inc (in liquidation)
Philippines	BZW Securities Philippines, Inc. (In Liquidation)
Poland	Barclays Capital Polska sp.zoo (In Liquidation)
Portugal	Barclays Fundos, SA
Portugal	Barclays Prestacao de Servicos — ACE
Romania	BCI Capital SrL
Seychelles	Barclays Bank (Seychelles) Limited
Singapore	Barclays Bank (Singapore Nominees) Pte Ltd.
Singapore	Barclays Bank (South East Asia) Nominees Private Limited
Singapore	Barclays Capital Futures (Singapore) Private Limited
Singapore	Barclays Capital Holdings (Singapore) Private Limited
Singapore	Barclays Global Investors Southeast Asia Limited
Singapore	Barclays Merchant Bank (Singapore) Ltd.
Turks and Caicos Islands	FirstCaribbean International Land Holdings (TCI) Limited
Thailand	Barclays Capital Securities (Thailand) Ltd.
Tanzania	Barclays Bank Tanzania Limited
Uganda	Barclays Bank of Uganda (Nominees) Limited
Uganda	Barclays Bank of Uganda Limited
United States	Augustus Funding, LLC
United States	Barclays Business Credit L.L.C.
United States	Barclays Capital Inc.
United States	Barclays Capital Services LLC
United States	Barclays Capital Ventures Inc.
United States	Barclays Electronic Commerce Holdings Inc.
United States	Barclays Group US Inc.
United States	Barclays Oversight Management Inc.
United States	Barclays Services Corporation
United States	Barclays Wall Street Realty Corporation
United States	BarclaysAmerican/Mortgage Corporation
United States	Baroreo Lloyd Corp.
United States	Cetus Investments LLC
United States	Gracechurch Services Corporation
United States	HYMF, Inc.
United States	Ivanhoe Funding LLC
United States	Juniper Financial Corporation
United States	Taurus Investments, Inc.
United States	WA Properties, LP
Uruguay	Barclays Uruguay Limiteda (Rep Office)
Venezuela	Barclays Investment CA (Rep Office)
Venezuela	BICA Corporation (Rep Office)
Virgin Islands (British)	Barclays (BVI) Nominees Limited
Virgin Islands (British)	Condor Nominees Limited

Jurisdiction	Company
Virgin Islands (British)	Crescendo Investment Holdings Limited
Virgin Islands (U.S)	AYH Holdings, Inc.
Virgin Islands (U.S)	Spread Eagle Paradise Holdings, Inc. (In Liquidation)
South Africa	Barclays International Funds (South Africa) Limited
South Africa	Clarinbridge Investments Limited
Zambia	Barclays Bank Zambia plc
Zambia	Barclays Lusaka Nominees Limited
Zambia	Kafue House Limited
Zimbabwe	Afcarme Zimbabwe Holdings (Pvt) Limited
Zimbabwe	Barclays Bank of Zimbabwe Limited
Zimbabwe	Barclays Merchant Bank of Zimbabwe Limited
Zimbabwe	Barclays Zimbabwe Nominees (Pvt) Limited
Zimbabwe	Barclaytrust (Pvt) Limited
Zimbabwe	BRAINS Computer Processing (Pvt) Limited
Zimbabwe	Branchcall Computers (Private) Limited
Zimbabwe	Fincor Finance Corporation Limited